UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2020

CBTX, Inc.

(Exact name of registrant as specified in its charter)

Texas	0001-38280	20-8339782

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer

incorporation or organization)		Identification No.)

9 Greenway Plaza, Suite 110

Houston, Texas 77046

(Address of principal executive offices)

(713) 210-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CBTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On June 18, 2020, CommunityBank of Texas, N.A. (the “Bank”), a wholly-owned subsidiary of CBTX, Inc. (the “Company”), and the Office of the Comptroller of the Currency (the “OCC”) entered into a Formal Agreement (the “Agreement”) with regard to Bank Secrecy Act/Anti-Money Laundering (“BSA/AML”) compliance matters. The Agreement generally requires that the Bank enhance its policies and procedures to ensure compliance with BSA/AML laws and regulations. Specifically, the Agreement requires the Bank to take certain actions, including, but not limited to: (1) establishing a Compliance Committee to oversee the Bank’s compliance with the Agreement; (2) ensuring that the BSA/AML staff has sufficient authority and resources to fulfill its responsibilities; (3) developing, implementing, and adhering to a written program of policies and procedures to provide for compliance with the BSA, including with respect to model risk management for automated monitoring systems; (4) establishing policies and procedures for performing customer due diligence/enhanced due diligence and customer risk identification processes; (5) adopting and adhering to an independent BSA/AML audit program; (6) developing, implementing, and adhering to a comprehensive training program for all appropriate Bank employees to ensure their awareness of their responsibility for compliance with the requirements of the BSA, the Bank’s relevant policies, procedures, and processes, and of relevant examples of red flags for money laundering, terrorist financing, and suspicious activity; and (7) performing a review of account and transaction activity for certain time periods.

The Bank’s Board of Directors and management are committed to taking the necessary actions to fully address the provisions of the Agreement within the timeframes identified in the Agreement. Numerous actions have already been taken or commenced by the Bank to strengthen its BSA/AML compliance practices, policies, procedures and controls.  However, a finding by the OCC that the Bank failed to comply with the Agreement could result in additional regulatory scrutiny, further constraints on the Bank’s business, or a further enforcement action, including civil money penalties.  Any of those events could have a material adverse impact on the Company’s future operations, financial condition, growth, or other aspects of its business.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01    Other Events.

On June 19, 2020, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend in the amount of $0.10 per share of common stock. The dividend will be payable on July 15, 2020 to shareholders of record as of the close of business on July 1, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference, including the cautionary language regarding forward-looking statements.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements reflect the Company’s current views with respect to, among other things, future events and the Company’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control.  These statements include future payment of dividends, future compliance with the details of the Agreement and its effect on the Company and the Company’s financial performance and results of operations. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict, including the risk that the Company may not adequately meet the requirements of the Agreement in the opinion of the OCC, the risk that such Agreement may have a negative impact on the Company’s financial performance and results of operations, regulatory risks and the costs, effects, and results of regulatory examinations, reviews, or investigations, the ability to pay future dividends, or the ability to obtain required regulatory approvals, and the economic risks related to the impact of the novel coronavirus (including risks related to our customers’ ability to pay, our ability to borrow, and the impact of a resultant recession generally). Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

There are or will be important factors that could cause the Company’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the risks described in Part I— Item 1A.—Risk Factors in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2020 and Part II—Item 1A. —Risk Factors in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 30, 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1 99.1	Agreement dated June 18, 2020, by and between CommunityBank of Texas, N.A. and the Office of the Comptroller of the Currency. Press Release of CBTX, Inc. dated June 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CBTX, Inc.

Date: June 19, 2020	By:	/s/ Robert T. Pigott, Jr.
Robert T. Pigott, Jr.
Senior Executive Vice President and Chief Financial Officer